UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2005

Titanium Metals Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28538	13-5630895
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Broadway, Ste 4300, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-296-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

(b) Effective on November 15, 2005, Mr. J. Landis Martin, the Chairman, President and Chief Executive Officer of Titanium Metals Corporation ("TIMET") retired from all of his positions at TIMET and its subsidiaries, and will no longer serve as a director, employee or officer of TIMET.

(c) Also effective on November 15, 2005, the following persons were elected by the Board of Directors of TIMET to the positions set forth opposite their respective names:

Executive Officers Office
Harold C. Simmons Chairman of the Board and Chief Executive Officer
Robert E. Musgraves President and Chief Operating Officer – North America
Christian Léonhard President and Chief Operating Officer – Europe

Identification of Executive Officers; Family Relationships; Business Experience
Harold C. Simmons, 74, has served as Vice Chairman of the Board and a director of TIMET since 2004. Mr. Simmons has been Chairman of the Board of Valhi, Inc. ("Valhi"), Tremont LLC (the successor to Tremont Corporation) and Contran Corporation ("Contran") since prior to 2000. Mr. Simmons is also Chairman of the Board and Chief Executive Officer of NL Industries, Inc. ("NL") and Kronos Worldwide, Inc. ("Kronos"). Valhi, a diversified holding company is engaged in the manufacture of titanium dioxide pigments (through its majority interest in Kronos), component products (through its interests in NL and CompX International, Inc. ("CompX")), and titanium metals products (through its interest in TIMET) and is also engaged in waste management. Contran is also a diversified holding company and parent company of Valhi. CompX, Contran, Keystone, Kronos, Tremont LLC and Valhi may be deemed to be affiliates of TIMET. Mr. Simmons has been an executive officer and/or director of various companies related to Valhi and Contran since 1969. Mr. Simmons is a brother of Glenn R. Simmons, who is a director of TIMET.

Christian Léonhard, 59, has served as Chief Operating Officer - Europe since 2002. Mr. Léonhard served as Executive Vice President - Operations of TIMET from 2000 to 2002. Mr. Léonhard joined TIMET in 1988 as General Manager of TIMET France. He was promoted to President of TIMET Savoie S.A. (referred to herein as "TIMET Savoie") in 1996 and President of European Operations in 1997.

Robert E. Musgraves, 50, has served as Chief Operating Officer - North America since 2002. Mr. Musgraves served as Executive Vice President of TIMET from 2000 to 2002 and as General Counsel from 1990 to 2002. Mr. Musgraves was Vice President from 1990 to 2000 and Secretary of TIMET from 1991 to 2000. Mr. Musgraves also served as General Counsel and Secretary of Tremont Corporation from 1993 and as Vice President of Tremont Corporation from 1994 until 2003. Tremont Corporation may be deemed to have been an affiliate of TIMET.

Certain Relationships and Related Transactions
Information about "Transactions With Management and Others" pertaining to Messrs. Simmons, Musgraves and Léonhard is contained in TIMET’s Proxy Statement dated April 8, 2005, filed with the Securities Exchange Commission on April 7, 2005 as SEC Accession Number 0001011657-04-000053 and incorporated herein by this reference.

Employment Agreements
Mr. Léonhard is party to an Amendment to Employment Contract between TIMET and TIMET’s affiliate TIMET Savoie, SA executed as of November 25, 2003, incorporated by reference to Exhibit 10.19 to TIMET’s Annual Report on Form 10-K for the year ended December 31, 2004 which is incorporated herein by this reference.

Messrs. Léonhard and Martin may be entitled to benefits under an Executive Severance Policy, as amended and restated effective May 17, 2000, incorporated by reference to Exhibit 10.3 to TIMET’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation

November 21, 2005	By:	Joan H. Prusse

Name: Joan H. Prusse
Title: VP, Gen. Counsel & Secretary